Exhibit (g)(10)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

JPMORGAN CHASE BANK

AND EACH OF THE INVESTMENT COMPANIES

DATED AS OF September 9, 2003

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001:

Fund	Portfolio	Effective as of:
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	July 1, 2001
	Fidelity Advisor Equity Growth Fund	July 1, 2001
	Fidelity Advisor Equity Income Fund	July 1, 2001
	Fidelity Advisor Growth & Income Fund	July 1, 2001
	Fidelity Advisor Leveraged Company Stock Fund	July 1, 2001
	Fidelity Advisor Strategic Growth Fund	July 1, 2001
Fidelity Advisor Series II		July 1, 2001
Fidelity Advisor Series III		July 1, 2001
Fidelity Advisor Series VII	Fidelity Advisor Consumer Industries Fund	July 1, 2001
	Fidelity Advisor Cyclical Industries Fund	July 1, 2001
	Fidelity Advisor Financial Services Fund	July 1, 2001
	Fidelity Advisor Health Care Fund	July 1, 2001
	Fidelity Advisor Technology Fund	July 1, 2001
	Fidelity Advisor Telecommunications & Utilities Growth Fund	July 1, 2001
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund	July 1, 2001
	Fidelity Advisor Korea Fund	July 1, 2001
	Fidelity Advisor Overseas Fund	July 1, 2001
Fidelity Capital Trust	Fidelity Focused Stock Fund	July 1, 2001
Fidelity Charles Street Trust	Fidelity Asset Manager	July 1, 2001
	Fidelity Asset Manager: Growth	July 1, 2001
	Fidelity Asset Manager: Aggressive	July 1, 2001
	Fidelity Asset Manager: Income	July 1, 2001
Fidelity Commonwealth Trust	Fidelity Mid-Cap Stock Fund	July 1, 2001
	Fidelity NASDAQ Composite Index Fund (1)	September 5, 2003
	Fidelity NASDAQ Composite Tracking Stock Fund (2)	September 5, 2003
Fidelity Devonshire Trust	Fidelity Equity-Income Fund	July 1, 2001
Fidelity Financial Trust	Fidelity Equity-Income II Fund	July 1, 2001
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	July 1, 2001

Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund	July 16, 2001
Fidelity Hastings Street Trust	Fidelity Fund	July 1, 2001
	Fidelity Growth & Income II Portfolio	July 1, 2001
Fidelity Investment Trust	Fidelity Aggressive International Fund	July 1, 2001
	Fidelity Diversified International Fund	July 1, 2001
	Fidelity Emerging Markets Fund	July 1, 2001
	Fidelity Europe Capital Appreciation Fund	July 1, 2001
	Fidelity Europe Fund	July 1, 2001
	Fidelity International Growth & Income Fund	July 1, 2001
	Fidelity Japan Fund	July 1, 2001
	Fidelity Overseas Fund	July 1, 2001
	Fidelity Pacific Basin Fund	July 1, 2001
	Fidelity Southeast Asia Fund	July 1, 2001
	Fidelity Worldwide Fund	July 1, 2001
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	July 1, 2001
Fidelity Puritan Trust	Fidelity Puritan Fund	July 1, 2001
Fidelity Revere Street Trust	Fidelity Cash Central Fund	July 1, 2001
	Fidelity Securities Lending Cash Central Fund	July 1, 2001
Fidelity School Street Trust	Fidelity New Markets Income Fund	July 1, 2001
Fidelity Securities Fund	Fidelity Growth & Income Portfolio	July 1, 2001
	Fidelity Leveraged Company Stock Fund	July 1, 2001
Fidelity Trend Fund	Fidelity Trend Fund	July 1, 2001
Fidelity Union Street Trust	Fidelity Export and Multinational Fund	July 1, 2001
Variable Insurance Products Fund	Equity-Income Portfolio	July 1, 2001
	Overseas Portfolio	July 1, 2001
Variable Insurance Products Fund II	Asset Manager Portfolio	July 1, 2001
	Asset Manager: Growth Portfolio	July 1, 2001
Variable Insurance Products Fund III	Aggressive Growth Portfolio	July 1, 2001
	Balanced Portfolio	July 1, 2001
	Growth & Income Portfolio	July 1, 2001
Variable Insurance Products Fund IV	Consumer Industries Portfolio	July 18, 2001
	Cyclical Industries Portfolio	July 18, 2001
	Financial Services Portfolio	July 18, 2001
	Healthcare Portfolio	July 19, 2001
	Technology Portfolio	July 19, 2001
	Telecommunications & Utilities Growth Portfolio	July 19, 2001

(1) The addition of Fidelity Commonwealth Trust: Fidelity NASDAQ Composite Index Fund effective September 5, 2003.

(2) The addition of Fidelity Commonwealth Trust: Fidelity NASDAQ Composite Index Tracking Stock Fund effective September 5, 2003.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

EACH OF THE INVESTMENT COMPANIES	JPMORGAN CHASE BANK
LISTED ON THIS APPENDIX "A", ON BEHALF
OF EACH OF THEIR RESPECTIVE PORTFOLIOS

BY: /S/ John Costello NAME: John Costello TITLE:: Assistant Treasurer	BY: /S/Matthew Goad NAME: Matthew Goad TITLE: Vice President